Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

to Tender Shares of Common Stock

of

DIAMOND RESORTS INTERNATIONAL, INC.

at

$30.25 PER SHARE, NET IN CASH

Pursuant to the Offer to Purchase dated July 14, 2016

by

DAKOTA MERGER SUB, INC.

a wholly owned subsidiary of

DAKOTA PARENT, INC.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON AUGUST 10, 2016 (ONE MINUTE AFTER 11:59 P.M. NEW YORK CITY TIME ON AUGUST 10, 2016), UNLESS THE OFFER IS EXTENDED.

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Owner(s) (If blank, please fill in exactly as name(s) appear(s) on share certificate(s))	Shares Tendered (Attach additional list if necessary)
	Share Certificate Number(s)*	Total Number of Shares Represented By Shares Certificate(s)*	Number of Shares Tendered**

Total Shares (Including Shares held electronically through the Direct Registration System at the Transfer Agent (DRS))

*  Need not be completed by book-entry stockholders.

**  Unless otherwise indicated, it will be assumed that all shares of common stock, par value $0.01 per share of Diamond Resorts International, Inc. represented by certificates described above are being tendered hereby. See Instruction 4.

The Depositary and Paying Agent for the Offer Is:

The Depositary for the Offer is:

If delivering by mail or hand delivery: Continental Stock Transfer & Trust Company Attn: Reorganization Department 17 Battery Place, 8th Floor New York, NY 10004	If delivering by facsimile: For Eligible Institutions Only: (212) 616-7610 For Telephonic Confirmation of Facsimile Receipt: (917) 262-2378

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW, WITH A SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE EITHER THE SUBSTITUTE FORM W-9 ACCOMPANYING THIS LETTER OF TRANSMITTAL OR AN APPLICABLE INTERNAL REVENUE SERVICE FORM W-8. SEE INSTRUCTION 9 BELOW.

PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER OFFERING DOCUMENTS, YOU SHOULD CONTACT THE INFORMATION AGENT, OKAPI PARTNERS LLC, TOLL-FREE AT (877) 629-6357. BANKS AND BROKERS MAY CALL (212) 297-0720.

You have received this Letter of Transmittal in connection with the cash tender offer by Dakota Merger Sub, Inc., a Delaware corporation (the “Offeror”) and a wholly owned subsidiary of Dakota Parent, Inc., a Delaware corporation (“Parent”), to purchase all of the issued and outstanding shares of common stock, par value $0.01 per share (the “Shares”), of Diamond Resorts International, Inc., a Delaware corporation (“Diamond Resorts”), at a price of $30.25 per Share, net to the holders thereof, payable in cash, without interest, less any applicable tax withholding, as described in the Offer to Purchase, dated July 14, 2016.

You should use this Letter of Transmittal to deliver to Continental Stock Transfer & Trust Company (the “Depositary and Paying Agent”) Shares represented by stock certificates for tender. If you are delivering your Shares by book-entry transfer to an account maintained by the Depositary and Paying Agent at The Depository Trust Company (“DTC”), you may use this Letter of Transmittal or you may use an Agent’s Message (as defined in Instruction 2 below). In this document, stockholders who deliver certificates representing their Shares are referred to as “Certificate Stockholders.” Stockholders who deliver their Shares through book-entry transfer are referred to as “Book-Entry Stockholders.”

If certificates for your Shares are not immediately available or you cannot deliver your certificates and all other required documents to the Depositary and Paying Agent on or prior to the Expiration Date (as defined in Section 1—“Terms of the Offer” of the Offer to Purchase), or you cannot comply with the book-entry transfer procedures on a timely basis, you may nevertheless tender your Shares according to the guaranteed delivery procedures set forth in Section 3—“Procedures for Tendering Shares” of the Offer to Purchase. See Instruction 2. Delivery of documents to DTC will not constitute delivery to the Depositary and Paying Agent.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK- ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY AND PAYING AGENT WITH DTC AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

DTC Participant Number:	Transaction Code Number:

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND PAYING AGENT AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Owner(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

If delivery is by book-entry transfer:

Name of Tendering Institution:

DTC Participant Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to Dakota Merger Sub, Inc., a Delaware corporation (the “Offeror”) and a wholly owned subsidiary of Dakota Parent, Inc., a Delaware corporation (“Parent”), the above-described shares of common stock, par value $0.01 per share (the “Shares”), of Diamond Resorts International, Inc., a Delaware corporation (“Diamond Resorts”), pursuant to the Offer to Purchase, dated July 14, 2016 (the “Offer to Purchase”), at a price of $30.25 per Share, net to the holders thereof, payable in cash, without interest and less any applicable tax withholding, on the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and this Letter of Transmittal (which, together with the Offer to Purchase, as each may be amended or supplemented from time to time as permitted therein, collectively constitute the “Offer”).

On the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, acceptance for payment of the Shares validly tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Offeror, all right, title and interest in and to all of the Shares being tendered hereby and any and all cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect of such Shares on or after the date hereof (collectively, “Distributions”). In addition, by executing and delivering this Letter of Transmittal (or taking action resulting in the delivery of an Agent’s Message), the undersigned hereby irrevocably appoints Continental Stock Transfer & Trust Company (the “Depositary and Paying Agent”) the true and lawful agent and attorney-in-fact and proxy of the undersigned with respect to such Shares and any Distributions with full power of substitution and re-substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest in the Shares tendered by this Letter of Transmittal) to the fullest extent of such stockholder’s rights with respect to such Shares and any Distributions (a) to deliver certificates representing Shares (the “Share Certificates”) and any Distributions, or transfer ownership of such Shares and any Distributions on the account books maintained by DTC, together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of, the Offeror, (b) to present such Shares and any Distributions for transfer on the books of Diamond Resorts and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and any Distributions, all in accordance with the terms and subject to the conditions of the Offer.

By executing and delivering this Letter of Transmittal (or taking action resulting in the delivery of an Agent’s Message), the undersigned hereby irrevocably appoints each of the Offeror, its officers and any other designees of the Offeror the true and lawful agents and attorneys-in-fact and proxies of the undersigned, each with full power of substitution and re-substitution, to the full extent of such stockholder’s rights with respect to the Shares tendered hereby which have been accepted for payment and with respect to any Distributions. Each of the Offeror, its officers and any other designees of the Offeror will, with respect to the Shares and any associated Distributions for which the appointment is effective, be empowered to exercise all voting and any other rights of such stockholder, as they, in their sole discretion, may deem proper at any annual, special, adjourned or postponed meeting of Diamond Resorts’ stockholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Shares. Such appointment is effective when, and only to the extent that, the Offeror accepts the Shares tendered with this Letter of Transmittal for payment pursuant to the Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares and any associated Distributions will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). The Offeror reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Offeror’s acceptance for payment of such Shares, the Offeror must be able to exercise full voting, consent and other rights, to the extent permitted under applicable law, with respect to such Shares and any associated Distributions, including voting at any meeting of stockholders or executing a written consent concerning any matter.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and any Distributions tendered hereby and, when the same is accepted for payment by the Offeror, the Offeror will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Shares or the Share Certificate(s) have been endorsed to the undersigned in blank or the undersigned is a participant in DTC whose name appears on a security position listing participant as the owner of the Shares. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary and Paying Agent or the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the Shares and any Distributions tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary and Paying Agent for the account of the Offeror any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, the Offeror shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by the Offeror in its sole discretion.

It is understood that the undersigned will not receive payment for the Shares unless and until the Shares are accepted for payment and until the Share Certificate(s) owned by the undersigned are received by the Depositary and Paying Agent at the address set forth above, together with such additional documents as the Depositary and Paying Agent may require, or, in the case of Shares held in book-entry form, ownership of Shares is validly transferred on the account books maintained by DTC, and until the same are processed for payment by the Depositary and Paying Agent. It is understood that the method of delivery of the Shares, the Share Certificate(s) and all other required documents (including delivery through DTC) is at the option and risk of the undersigned and that the risk of loss of such Shares, Share Certificate(s) and other documents shall pass only after the Depositary and Paying Agent has actually received the Shares or Share Certificate(s) (including, in the case of a book-entry transfer, by Book-Entry Confirmation (as defined below)).

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that the acceptance for payment by the Offeror of Shares tendered pursuant to one of the procedures described in Section 3—“Procedures for Tendering Shares” of the Offer to Purchase will constitute a binding agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer, the Offeror may not be required to accept for exchange any Shares tendered hereby.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price in the name(s) of, and/or return any Share Certificates representing Shares not tendered or accepted for payment to, the registered owner(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price and/or return any Share Certificates representing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing under “Description of Shares Tendered.” In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for the purchase price and/or issue or return any Share Certificates representing Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such Share Certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated herein in the box titled “Special Payment Instructions,” please credit any Shares tendered hereby or by an Agent’s Message and delivered by book-entry transfer, but which are not purchased, by crediting the account at DTC designated above. The undersigned recognizes that the Offeror has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered owner thereof if the Offeror does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned or if Shares tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at DTC other than that designated above.

Issue to: ☐  Check

              ☐  Certificate

Name:

(Please Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number)

(See “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” included in this Letter of Transmittal)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled “Description of Shares Tendered” above.

Deliver to: ☐  Check

                   ☐  Certificate

Name:

(Please Print)

Address:

(Include Zip Code)

IMPORTANT—SIGN HERE

(Please also complete the Substitute Form W-9 beginning on page 14 or the appropriate Internal

Revenue Service Form W-8, as applicable)

(Signature of Stockholder(s))

Dated:

(Must be signed by registered owner(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5. For information concerning signature guarantees, see Instruction 1.)

Name(s):
(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security No:

GUARANTEE OF SIGNATURE(S) (For use by Eligible Institutions only; see Instructions 1 and 5)

Name of Firm:

Address:
(Include Zip Code)

Authorized Signature:

Name:
(Please Type or Print)

Daytime Area Code and Telephone Number:

Dated:
Place medallion guarantee in space below:

Instructions

Forming part of the terms and conditions of the offer

1. Guarantee of signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchanges Medallion Program (each, an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered owner(s) (which term, for purposes of this document, includes any participant in DTC whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, owners powers are not signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity and such registered owner has not completed the box titled “Special Payment Instructions” or the box titled “Special Delivery Instructions” on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2. Delivery of Letter of Transmittal and certificates or book-entry confirmations. This Letter of Transmittal is to be completed by stockholders either if Share Certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 3—“Procedures for Tendering Shares” of the Offer to Purchase. For any Eligible Institution, a manually executed facsimile of this document may be used in lieu of the original. Share Certificates representing all physically tendered Shares, or confirmation of any book-entry transfer into the Depositary’s and Paying Agent’s account at DTC of Shares tendered by book-entry transfer (“Book Entry Confirmation”), as well as this Letter of Transmittal properly completed and duly executed with any required signature guarantees, unless an Agent’s Message in the case of a book-entry transfer is utilized, and any other documents required by this Letter of Transmittal, must be received by the Depositary and Paying Agent at one of its addresses set forth herein on or prior to the Expiration Date (as defined in Section 1—“Terms of the Offer” of the Offer to Purchase) (unless the tender is made during a subsequent offering period, if one is provided, in which case the Share Certificates representing Shares, in the case of physical certificates, and this Letter of Transmittal, or an Agent’s Message in the case of a book-entry transfer, and other documents must be received before the expiration of the subsequent offering period). Please do not send your Share Certificates directly to the Offeror, Parent or Diamond Resorts.

Stockholders whose Share Certificates are not immediately available or who cannot deliver all other required documents to the Depositary and Paying Agent on or prior to the Expiration Date or who cannot comply with the procedures for book-entry transfer on a timely basis, may nevertheless tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3—“Procedures for Tendering Shares” of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Offeror must be received by the Depositary and Paying Agent prior to the Expiration Date, and (c) Share Certificates representing all tendered Shares, in proper form for transfer (or a Book Entry Confirmation with respect to such Shares), as well as a Letter of Transmittal (or, with respect to Eligible Institutions, a manually executed facsimile thereof), properly completed and duly executed with any required signature guarantees (unless, in the case of a book-entry transfer, an Agent’s Message is utilized), and all other documents required by this Letter of Transmittal, must be received by the Depositary and Paying Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery. A Notice of Guaranteed Delivery may be delivered by overnight courier, facsimile or mailed to the Depositary and Paying Agent and must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery made available by the Offeror. In case of Shares held through DTC, the Notice of Guaranteed Delivery must be delivered to the Depositary and Paying Agent by a participant by means of the confirmation system of DTC.

A properly completed and duly executed Letter of Transmittal (or, with respect to Eligible Institutions, a manually executed facsimile thereof) must accompany each such delivery of Share Certificates to the Depositary and Paying Agent.

The term “Agent’s Message” means a message, transmitted by DTC to, and received by, the Depositary and Paying Agent and forming part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the Shares which are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Offeror may enforce such agreement against the participant.

THE METHOD OF DELIVERY OF THE SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. DELIVERY OF ALL SUCH DOCUMENTS WILL BE DEEMED MADE AND RISK OF LOSS OF THE CERTIFICATES REPRESENTING SHARES WILL PASS, ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY AND PAYING AGENT (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF THE DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted. All tendering stockholders, by execution of this Letter of Transmittal (or, with respect to Eligible Institutions, a manually executed facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

All questions as to validity, form and eligibility of the surrender of any Share Certificate hereunder will be determined by the Offeror (which may delegate power in whole or in part to the Depositary and Paying Agent) in its sole and absolute discretion, which determination shall be final and binding absent a finding. The Offeror reserves the right to waive any irregularities or defects in the surrender of any Shares or Share Certificate(s). A surrender will not be deemed to have been made until all irregularities have been cured or waived.

3. Inadequate space. If the space provided herein is inadequate, the certificate numbers, the number of Shares represented by such Share Certificates and/or the number of Shares tendered should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

4. Partial tenders (applicable to certificate stockholders only). If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary and Paying Agent are to be tendered, fill in the number of Shares which are to be tendered in the column titled “Number of Shares Tendered” in the box titled “Description of Shares Tendered.” In such cases, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) but not tendered will be sent to the registered owner, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary and Paying Agent will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; stock powers and endorsements. If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration or any other change whatsoever.

If any Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Shares are registered in the names of different holder(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or, with respect to Eligible Institutions, a manually executed facsimile thereof) as there are different registrations of such Shares.

If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Offeror of their authority so to act must be submitted, or in lieu of such document signatures must be guaranteed by an Eligible Institution. See Instruction 1.

If this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made to, or Share Certificates representing Shares not tendered or accepted for payment are to be issued in the name of, a person other than the registered owner(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Share(s) listed, the Share Certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case, signed exactly as the name or names of the registered owner(s) or holder(s) appear(s) on the Share Certificate(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

6. Transfer taxes. Except as otherwise provided in this Instruction 6, the Offeror will pay any transfer taxes with respect to the transfer and sale of Shares to it or to its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if Share Certificates not tendered or accepted for payment are to be registered in the name of, any person other than the registered owner(s), or if tendered Share Certificates are registered in the name of any person other than the person signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered owner(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

7. Special payment and delivery instructions. If a check is to be issued in the name of, and/or Share Certificates representing Shares not tendered or accepted for payment are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal or if a check and/or such certificates are to be mailed to a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown in the box titled “Description of Shares Tendered” above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders delivering Shares tendered hereby or by Agent’s Message by book-entry transfer may request that Shares not purchased be credited to an account maintained at DTC as such stockholder may designate in the box titled “Special Payment Instructions” herein. If no such instructions are given, all such Shares not purchased will be returned by crediting the same account at DTC as the account from which such Shares were delivered.

8. Requests for assistance or additional copies. Questions or requests for assistance may be directed to the Information Agent at its address and telephone number set forth below or to your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Information Agent, which may be contacted at the telephone numbers, mailing address and email address as set forth on the back cover of this Letter of Transmittal, and will be furnished at the Offeror’s expense.

9. Tax forms. Under U.S. federal income tax law, a Diamond Resorts stockholder whose Shares are accepted for payment pursuant to the Offer may be subject to backup withholding tax on the gross proceeds of any payment received hereunder at a statutory rate (which is currently 28%). Backup withholding tax is not an additional tax. A Diamond Resorts stockholder subject to the backup withholding tax rules will be allowed a credit of the amount withheld against such stockholder’s U.S. federal income tax liability and, if backup withholding tax results in an overpayment of U.S. federal income tax, such stockholder may be entitled to a refund, provided that the requisite information is correctly furnished to the Internal Revenue Service in a timely manner.

U.S. Holders

To prevent backup withholding tax with respect to payments made to a U.S. Holder (as defined in the Offer to Purchase) pursuant to the Offer, the U.S. Holder is required to timely notify the Depositary and Paying Agent of the U.S. Holder’s taxpayer identification number (“TIN”), which generally would be the U.S. Holder’s social security or federal employer identification number, by completing the enclosed Substitute Form W-9, certifying that the TIN provided on that form is correct (or that such U.S. Holder is awaiting receipt of a TIN), and that (i) the U.S. Holder is exempt from backup withholding, (ii) the U.S. Holder has not been notified by the Internal Revenue Service that the U.S. Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) after being so notified, the Internal Revenue Service has notified the U.S. Holder that the U.S. Holder is no longer subject to backup withholding.

If the Depositary and Paying Agent is not timely provided with the correct TIN, such U.S. Holder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such U.S. Holder pursuant to the Offer may be subject to backup withholding. Each U.S. Holder is required to give the Depositary and Paying Agent the TIN of the registered holder of the Shares. If the Shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which TIN to report.

A U.S. Holder who does not have a TIN may write “Applied For” in Part 1 and check “Awaiting TIN” in Part 2 of the Substitute Form W-9 if such U.S. Holder has applied for a TIN or intends to apply for a TIN in the near future. If the U.S. Holder writes “Applied For” in Part 1 and checks “Awaiting TIN” in Part 2 of the Substitute Form W-9, (i) the U.S. Holder must also complete the “Certificate of Awaiting Taxpayer Identification Number” below in order to potentially avoid backup withholding on payments made pursuant to the Offer and (ii) payments made will be subject to backup withholding unless the U.S. Holder has furnished the Depositary and Paying Agent with his or her TIN by the time payment is made. A U.S. Holder who writes “Applied For” in Part 1 and checks “Awaiting TIN” in Part 2 of the Substitute Form W-9 in lieu of furnishing a TIN should furnish the Depositary and Paying Agent with the U.S. Holder’s TIN as soon as it is received.

Certain U.S. Holders (including, among others, generally all corporations) are not subject to the backup withholding requirements described in this Instruction 9. To avoid possible erroneous backup withholding, a U.S. Holder that is exempt from backup withholding should complete the Substitute Form W-9 by providing its correct TIN, signing and dating the form, and checking the “Exempt” box in Part 2 of the form.

Non-U.S. Holders

A Non-U.S. Holder (as defined in the Offer to Purchase) should submit to the Depositary and Paying Agent the appropriate Internal Revenue Service Form W-8 to establish an applicable withholding exemption from backup withholding and establish its Foreign Account Tax Compliance Act (“FATCA”) status (generally, Forms W-8BEN, W-8BEN-E, W-8IMY (with any required attachments), W-8ECI or W-8EXP). In the case of Non-U.S. Holders for which IRS Form W-8BEN is the appropriate form, IRS Form W-8BEN requires a Non-U.S. Holder to provide such Non-U.S. Holder’s name and address, along with certain other information, and to certify, under penalties of perjury, that such Non-U.S. Holder is not a U.S. Person. Non-U.S. Holders may obtain an IRS Form W-8BEN and instructions (or other appropriate IRS Form W-8) from the Depositary and Paying Agent upon request and may also be obtained from the Internal Revenue Service’s website (www.irs.gov).

All Diamond Resorts’ stockholders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding requirements and to determine which form should be used to avoid backup withholding.

10. Lost, destroyed, mutilated or stolen share certificates. If any Share Certificate has been lost, destroyed, mutilated or stolen, the stockholder should promptly notify Diamond Resorts’ stock transfer agent, Continental Stock Transfer & Trust Company (the “Transfer Agent”), Attn: Lost Securities Department at 17 Battery Place, 8th Floor, New York, NY 10004 or by email at lost@continentalstock.com. The stockholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated, destroyed or stolen Share Certificates have been followed. You are urged to contact the Transfer Agent immediately in order to receive further instructions and for a determination of whether you will need to post a bond and to permit timely processing of this documentation. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share Certificates have been followed.

11. Waiver of conditions. Subject to the terms and conditions of the Merger Agreement (as defined in the Offer to Purchase) and the applicable rules and regulations of the Securities and Exchange Commission, the conditions of the Offer may be waived by Parent or the Offeror in whole or in part at any time and from time to time in its sole discretion.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR, WITH RESPECT TO ELIGIBLE INSTITUTIONS, A MANUALLY EXECUTED FACSIMILE COPY THEREOF) OR AN AGENT’S MESSAGE, TOGETHER WITH SHARE CERTIFICATE(S) OR BOOK-ENTRY CONFIRMATION OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY AND PAYING AGENT ON OR PRIOR TO THE EXPIRATION DATE.

To be completed by U.S. stockholders

(See “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” below)

Please fill out your name and address below:

Name:

Address

(Number and street):

City, State and Zip Code:

Exemption from FATCA reporting code (if any):

(applies to accounts maintained outside the U.S.)

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security OR Employer Identification Number

CERTIFICATION—UNDER PENALTIES OF PERJURY, I CERTIFY THAT: (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, (3) I am a U.S. citizen or other U.S. person (including a U.S. resident alien), and (4) the FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

CERTIFICATION INSTRUCTIONS—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. If you are exempt from backup withholding, check the “Exempt” box in Part 2. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Part 2 Awaiting TIN Exempt

	Signature	Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PERCENTAGE OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

U.S. STOCKHOLDERS MUST COMPLETE THE FOLLOWING CERTIFICATE IF THEY CHECKED THE “AWAITING TIN” BOX IN PART 2 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payer by the time of payment, a percentage of all reportable payments made to me will be withheld until I provide a number and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding.

Signature	Date

Guidelines for certification of taxpayer identification number on substitute Form W-9

Guidelines for Determining the Proper Identification Number to Give the Payer.—Social Security numbers (“SSNs”) have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. Unless otherwise indicated, all “section” references are to the Internal Revenue Code of 1986, as amended.

For this type of account:		Give the NAME and SECURITY or EMPLOYER IDENTIFICATION number of—
1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5.	Sole proprietorship or disregarded entity	The owner(3)

For this type of account:		Give the NAME and EMPLOYER IDENTIFICATION number of—
6.	A valid trust, estate, or pension trust	The legal entity(4)

7.	Corporate or LLC electing corporate status on Form 8832	The corporation or LLC

8.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

9.	Partnership or multi-member LLC	The partnership or LLC

10.	A broker or registered nominee	The broker or nominee

11.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. Use either SSN or EIN (if you have one).
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: IF NO NAME IS CIRCLED WHEN MORE THAN ONE NAME IS LISTED, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

How to get a TIN

To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. If you are an individual who is not a U.S. citizen or permanent resident and is not eligible to receive a Social Security Number, you can apply for an individual taxpayer identification on Form W-7. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses. Use Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Form SS-4 or Form W-7 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS web site at www.irs.gov.

If you do not have a TIN, write “Applied For” in Part 1, check the “Awaiting TIN” box in Part 2, sign and date the form in the two spaces indicated, and return it to the payer. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the payer. If the payer does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

Note: Writing “Applied For” on the form means that you have already applied for a TIN or that you intend to apply for one soon. As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and return it to the payer.

Payees exempt from backup withholding

Generally, individuals (including sole proprietors and LLCs disregarded as entities separate from their owners) are not exempt from backup withholding. Corporations generally are exempt from backup withholding.

Note: If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your correct TIN in Part 1, check the “Exempt” box in Part 2, and sign and date the form.

Exempt payees

Backup withholding is not required on any payments made to the following payees:

(1)	An organization exempt from tax under section 501(a), any individual retirement account (IRA), or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

(2)	The United States or any of its agencies or instrumentalities.

(3)	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

(4)	A foreign government or any of its political subdivisions, agencies, or instrumentalities.

Other payees that may be exempt from backup withholding include:

(5)	A corporation.

(6)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(7)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(8)	A real estate investment trust.

(9)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(10)	A common trust fund operated by a bank under section 584(a).

(11)	A financial institution (as defined in the Treasury Regulations for purposes of section 3406 of the Code).

(12)	A middleman known in the investment community as a nominee or custodian.

(13)	A trust exempt from tax under section 664 or described in section 4947.

For broker transactions, persons listed in items 1-4 and 6-11, above, as well as all C corporations, are exempt from backup withholding.

Exempt payees described above should complete the Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE “EXEMPT” BOX IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH THE PAYER AN APPLICABLE COMPLETED IRS FORM W-8.

Exemption from FATCA reporting. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank.

Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Privacy act notice. Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

The Depositary and Paying Agent for the Offer is:

If delivering by mail or hand delivery: Continental Stock Transfer & Trust Company Attn: Reorganization Department 17 Battery Place, 8th Floor New York, NY 10004	If delivering by facsimile: For Eligible Institutions Only: (212) 616-7610 For Telephonic Confirmation of Facsimile Receipt: (917) 262-2378

Any questions or requests for assistance or additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be directed to the Information Agent at its telephone number and location listed below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

Okapi Partners LLC

1212 Avenue of the Americas, 24th Floor

New York, New York 10036

Banks and Brokerage Firms, Please Call: (212) 297-0720

Stockholders and All Others Call Toll-Free: (877) 629-6357

Email: info@okapipartners.com